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                                                                   EXHIBIT 10.62

[RETAIL VENTURES INC LOGO]

Date:

To:

From:       Dick Belter, Compensation Director, Human Resources

Subject:    STOCK OPTION GRANT APPROVAL

================================================================================

Congratulations! This is to advise you that the Compensation Committee of the Board of Directors met and has awarded you the following:

# OPTIONS
STOCK OPTION GRANT:                        Shares
RESTRICTED STOCK:                          Shares

OPTION GRANT DATE:
OPTION GRANT PRICE:                        $ (the ending price on)
OPTION GRANT LIFE:                         10 years
OPTION GRANT VESTING PERIOD:               5 years @ 20% per year

Attached are the following documents with which you should become familiar:

1.    VCDS STOCK OPTION BROCHURE.

2. PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

3.    NOTICE OF EXERCISE OF STOCK OPTION.

Please review these materials. If you have any questions, please call Dick Belter at 614-238-5484. Once you have reviewed the documents, please sign the form below and return to:

            RETAIL VENTURES, INC.
            4150 E. 5TH AVENUE
            COLUMBUS, OH 43219
            ATTN.: DICK BELTER

Optionee hereby accepts these options subject to all of the terms and conditions on the plan. Optionee also hereby agrees as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the plan. Optionee acknowledges receipt of a copy of the Plan, as in effect on the date of the Grant.

ACKNOWLEDGED AND ACCEPTED

__________________________________          __________________________________
           (Print Name)                                 (Signed)